                                                                   EXHIBIT 10.29


                                  AMENDMENT TO
                              AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                               HUMPHREY-HILL, L.P.

         This Amendment to the Amended and Restated Agreement of Limited Partnership (the "Agreement") of Humphrey-Hill, L.P. (the "Partnership") is made as of April 14, 2000 by and among EXCO Resources, Inc., a Texas corporation as the general partner of the Partnership, Taurus Acquisition, Inc., a Texas corporation, as resigning limited partner of the Partnership, EXCO (Delaware), Inc., a Delaware corporation, as a new limited partner of the Partnership, Humphrey Oil Corporation, as a limited partner of the Partnership, Charles B. Humphrey, as a limited partner of the Partnership and J.M. Hill, as a limited partner of the Partnership. The Partnership is a duly formed limited partnership under the Texas Revised Limited Partnership Act. The Agreement was unanimously adopted by all of the partners of the Partnership on March 24, 2000.

         The Agreement is hereby amended in accordance with Section 10.5 of the Agreement as follows:

         1. The Agreement is hereby amended to change the name of the Partnership from "Humphrey-Hill, L.P." to "Pecos-Gomez, L.P." and to reflect the transfer of a 50% limited partnership interest in the Partnership from Taurus Acquisition, Inc. to EXCO (Delaware), Inc. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

         2. Section 1.2 of the Agreement is hereby amended and restated in its entirety as follows:

                  1.2 Name and Certificate. The name of the Partnership is "Pecos-Gomez, L.P." The General Partner shall promptly cause to be prepared and filed a separate amended and restated certificate of limited partnership to satisfy the requirements of the Act.

         3. The definition of "EXCO Partners" in Section 2.1 of the Agreement is hereby amended and restated in its entirety:

                  "EXCO Partners" means EXCO (Delaware), Inc. and EXCO Resources, Inc.

         4. The definition of "Partnership" in Section 2.1 of the Agreement is hereby amended and restated in its entirety:

                  "Partnership" means Pecos-Gomez, L.P., a Texas limited partnership.

         5. Exhibit "A" to the Agreement is hereby amended and restated in its entirety as follows:

                                   EXHIBIT A


1.       Name of Partnership:                             Pecos-Gomez, L.P.

2.       Address, Telephone and Facsimile                 c/o EXCO Resources, Inc.
         Number of Principal Office:                      5735 Pineland Drive
                                                          Suite 235
                                                          Dallas, Texas 75231
                                                          Telephone: (214) 368-2084
                                                          Facsimile: (214) 368-2087

3.       Registered Agent and Office:                     Richard E. Miller
                                                          EXCO Resources, Inc.
                                                          5735 Pineland Drive
                                                          Suite 235
                                                          Dallas, Texas 75231
                                                          Telephone: (214) 368-2084
                                                          Facsimile: (214) 368-2087

4.       General Partner:                                 EXCO Resources, Inc.
                                                          a Texas corporation

         Address, Telephone and Facsimile                 5735 Pineland Drive
         Number of Principal Office:                      Suite 235
                                                          Dallas, Texas 75231
                                                          Telephone: (214) 368-2084
                                                          Facsimile: (214) 368-2087

         Initial Contribution:                            $68,628.00

         Interest in Partnership:                         1% General Partner Interest

         Time of or Events Requiring
         Additional Contribution(s):                      As provided in the Partnership Agreement

         Effective Date
         Became Partner:                                  March 24, 2000

5.       Limited Partner:                                 J. M. Hill ("Hill")

         Address, Telephone and Facsimile
         Number of Principal Office:                      3500 Oak Lawn Avenue
                                                          Suite 590
                                                          Dallas, Texas 75219
                                                          Telephone: (214) 528-9620
                                                          Facsimile: (214) 528-9621

         Initial Contribution:                            $49,000.00


         After Reevaluation of the
         Property, the Capital Account
         After Admission of

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



         EXCO Resources, Inc is:                          $1,730,373.00

         Interest in Partnership:                         24.5% Limited Partner Interest

         Time of or Events Requiring
         Additional Contribution(s):                      As provided in the Partnership Agreement

         Effective Date                                   February 17, 2000
         Became Partner:

6.       Limited Partner:                                 Charles B. Humphrey ("Humphrey")

         Address, Telephone and Facsimile
         Number of Principal Office:                      3500 Oak Lawn Avenue
                                                          Suite 590
                                                          Dallas, Texas 75219
                                                          Telephone: (214) 528-9620
                                                          Facsimile: (214) 528-9621

         Initial Contribution:                            $49,000.00

         After Reevaluation of the
         Property, the Capital Account
         After Admission of
         EXCO Resources, Inc. is:                         $1,661,745.00

         Interest in Partnership:                         23.5% Limited Partner Interest

         Time of or Events Requiring
         Additional Contribution(s):                      As provided in the Partnership Agreement

         Effective Date
         Became Partner:                                  February 17, 2000


7.       Limited Partner:                                 Humphrey Oil Corporation

         Address, Telephone and Facsimile
         Number of Principal Office:                      3500 Oak Lawn Avenue
                                                          Suite 590
                                                          Dallas, Texas 75219
                                                          Telephone: (214) 528-9620
                                                          Facsimile: (214) 528-9621

         Initial Contribution:                            $2,000.00

         After Reevaluation of the
         Property, the Capital Account
         After Admission of


         EXCO Resources, Inc. is:                         $70,627.00

         Interest in Partnership:                         1% Limited Partner Interest

         Time of or Events Requiring
         Additional Contribution(s):                      As provided in the Partnership Agreement

         Effective Date
         Became Partner:                                  February 17, 2000


8.       Limited Partner:                                 EXCO (Delaware), Inc. ("EXCO Delaware"),
                                                          a Delaware corporation

         Address, Telephone and Facsimile                 c/o EXCO Resources, Inc.
         Number of Principal Office:                      5735 Pineland Drive
                                                          Suite 235
                                                          Dallas, Texas 75231
                                                          Telephone: (214) 368-2084
                                                          Facsimile: (214) 368-2087

         Initial Contribution:                            $3,431,372



         Interest in Partnership:                         50% Limited Partner Interest

         Time of or Events Requiring
         Additional Contribution(s):                      As provided in the Partnership Agreement

         Effective Date
         Became Partner:                                  April 14, 2000


         6. Except as provided for in this Amendment, the Agreement, as amended, shall remain in full force and effect and is hereby reaffirmed.

                                    * * * * *


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




         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

                                   GENERAL PARTNER:

                                   EXCO RESOURCES, INC.


                                   By: /s/ T. W. EUBANK
                                      --------------------------------------
                                   Name: T. W. Eubank
                                   Title: President

                                   LIMITED PARTNERS:

                                   TAURUS ACQUISITION, INC., as resigning
                                   limited partner


                                   By: /s/ T. W. EUBANK
                                      --------------------------------------
                                   Name: T. W. Eubank
                                   Title: President


                                   EXCO (DELAWARE), INC., as new limited partner


                                   By: /s/ T. W. EUBANK
                                      --------------------------------------
                                   Name: T. W. Eubank
                                   Title: President


                                   HUMPHREY OIL CORPORATION


                                   By: /s/ CHARLES B. HUMPHREY
                                      --------------------------------------
                                   Name: Charles B. Humphrey
                                   Title: President

                                       /s/ CHARLES B. HUMPHREY
                                   -----------------------------------------
                                   CHARLES B. HUMPHREY

                                       /s/ J.M. HILL
                                   -----------------------------------------
                                   J.M. HILL


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